1 Supplemental Investor Information July 2025

2 Important Information Forge Global Holdings, Inc. (the “Company”) issues press releases announcing its financial results, which include certain quarterly or annual financial information and key business metrics (collectively, the “Earnings Releases”). The Company also files corresponding Quarterly Reports on Form 10-Q (each, a “Quarterly Report”) and Annual Reports on Form 10-K (each, an “Annual Report”). Among other things, such filings include the interim unaudited or audited financial statements (and notes thereto) of the Company and Management’s Discussion and Analysis of Financial Condition and Results of Operations for the Company for such periods (collectively, the “Periodic Filings”). To further assist investors, the Company is furnishing the following additional financial information, key business metrics, and data (the “Supplemental Information”). The following Supplemental Information is unaudited, has not been reviewed by the Company’s independent registered public accounting firm, and is subject to change. The Supplemental Information is qualified by in its entirety and should be read in conjunction with the Earnings Releases and the Periodic Filings.

3 Use of Non-GAAP Financial Information In addition to our financial results determined in accordance with generally accepted accounting principles in the United States ("GAAP"), we present Adjusted EBITDA, a non-GAAP financial measure. We use Adjusted EBITDA to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that Adjusted EBITDA, when taken together with the corresponding GAAP financial measure, provides meaningful supplemental information regarding our performance by excluding specific financial items that have less bearing on our core operating performance. We consider Adjusted EBITDA to be an important measure because it helps illustrate underlying trends in our business and our historical operating performance on a more consistent basis. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. In addition, other companies, including companies in our industry, may calculate similarly titled non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of Adjusted EBITDA as a tool for comparison. A reconciliation is provided below for Adjusted EBITDA to net loss, the most directly comparable financial measure stated in accordance with GAAP. Investors are encouraged to review Adjusted EBITDA and the reconciliation of Adjusted EBITDA to net loss, and not to rely on any single financial measure to evaluate our business. We define Adjusted EBITDA as net loss attributable to Forge Global Holdings, Inc., adjusted to exclude: (i) net loss attributable to noncontrolling interest, (ii) provision for income taxes, (iii) interest (income) expense, net, (iv) depreciation and amortization, (v) share-based compensation expense, (vi) change in fair value of warrant liabilities, and (vii) other significant gains, losses, and expenses such as impairments or acquisition-related transaction costs that we believe are not indicative of our ongoing results. Use of Third-Party Data Certain information contained in this presentation is based on publicly available data obtained from third parties unaffiliated with the Company. The use of such third-party data does not, and is not intended to, imply a relationship between the Company and any such third parties. While the Company believes such information forms a reasonable basis for the contents of this presentation, such information may be limited or incomplete. The Company makes no guarantee as to the accuracy or reliability of such information, and this presentation should not be read to indicate that the Company has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. Forward-Looking Statements The Supplemental Information may contain “forward-looking statements,” which generally are accompanied by words such as “believe,” “may,” ”could,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “target,” “goal,” “expect,” “should,” “would,” “plan,” “predict,” “project,” “forecast,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict, indicate, or relate to future events or trends or the Company’s future financial or operating performance, or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the Company’s beliefs regarding its financial position and operating performance, as well as future opportunities for the Company to expand its business. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, while considered reasonable by the Company and its management, are subject to risks and uncertainties that may cause actual results to differ materially from current expectations. You should carefully consider the risks and uncertainties described in the Company’s documents filed, or to be filed, with the SEC, including but not limited to the Periodic Filings. There may be additional risks that the Company presently does not know of or that it currently believes are immaterial that could also cause actual results to differ materially from those contained in the forward-looking statements. In addition, forward- looking statements reflect the Company’s expectations, plans, or forecasts of future events and views as of the date of this Supplemental Information. The Company anticipates that subsequent events and developments will cause its assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this Supplemental Information. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Forge Global Holdings, Inc. - Financial Information, Key and Other Business Metrics (Unaudited)

	Q3'23	Q4'23	Q1'24	Q2'24	Q3'24	Q4'24	Q1'25	Q2'25	2022	2023	2024
FINANCIAL INFORMATION *($ in 000s unless otherwise stated)*											
Operating Results											
Marketplace revenues	$ 7,283	$ 8,152	$ 8,520	$ 11,679	$ 8,713	$ 8,628	$ 15,997	$ 18,597	$ 40,665	$ 25,790	$ 37,540
Custodial administration fees	11,280	10,907	10,722	10,603	10,503	9,961	9,299	9,142	28,718	44,031	41,789
Transaction-based expenses	(148)	(181)	(29)	(256)	(73)	(316)	(192)	(155)	(483)	(431)	(674)
Total revenues, less transaction-based expenses	**$ 18,415**	**$ 18,878**	**$ 19,213**	**$ 22,026**	**$ 19,143**	**$ 18,273**	**$ 25,104**	**$ 27,584**	**$ 68,900**	**$ 69,390**	**$ 78,655**
Total operating expenses	**$ 39,928**	**$ 43,293**	**$ 44,223**	**$ 39,677**	**$ 40,046**	**$ 36,972**	**$ 41,573**	**$ 40,419**	**$ 203,940**	**$ 160,839**	**$ 160,918**
Operating loss	**$ (21,513)**	**$ (24,415)**	**$ (25,010)**	**$ (17,651)**	**$ (20,903)**	**$ (18,699)**	**$ (16,469)**	**$ (12,835)**	**$ (135,040)**	**$ (91,449)**	**$ (82,263)**
Net loss	**$ (18,957)**	**$ (26,231)**	**$ (18,994)**	**$ (14,040)**	**$ (18,844)**	**$ (15,965)**	**$ (16,198)**	**$ (16,579)**	**$ (111,905)**	**$ (91,549)**	**$ (67,843)**
Net loss attributable to Noncontrolling interest	**$ (609)**	**$ (435)**	**$ (370)**	**$ (316)**	**$ (502)**	**$ (322)**	**$ (26)**	**$ 141**	**$ (46)**	**$ (1,328)**	**$ (1,510)**
Net loss attributable to Forge Global Holdings	**$ (18,348)**	**$ (25,796)**	**$ (18,624)**	**$ (13,724)**	**$ (18,342)**	**$ (15,643)**	**$ (16,172)**	**$ (16,720)**	**$ (111,859)**	**$ (90,221)**	**$ (66,333)**
Adjusted EBITDA	**$ (10,355)**	**$ (13,637)**	**$ (13,465)**	**$ (7,917)**	**$ (11,414)**	**$ (10,881)**	**$ (8,910)**	**$ (5,433)**	**$ (46,851)**	**$ (48,799)**	**$ (43,677)**
Non-GAAP Adjusted EBITDA Reconciliation											
Net loss attributable to Forge Global Holdings, Inc	**$ (18,348)**	**$ (25,796)**	**$ (18,624)**	**$ (13,724)**	**$ (18,342)**	**$ (15,643)**	**$ (16,172)**	**$ (16,720)**	**$ (111,859)**	**$ (90,221)**	**$ (66,333)**
(+) Net loss attributable to non-controlling interest	(609)	(435)	(370)	(316)	(502)	(322)	(26)	141	(46)	(1,328)	(1,510)
(+) Provision for income taxes	291	50	216	258	298	294	1,016	189	327	819	1,066
(+) Interest (income) expense, net	(1,725)	(1,868)	(1,709)	(1,495)	(1,307)	(1,164)	(1,042)	(803)	(2,681)	(6,421)	(5,675)
(+) Depreciation and amortization	1,710	1,708	1,816	1,781	1,748	1,313	986	909	6,026	6,954	6,658
(+) Share-based compensation expense	9,233	8,891	9,467	7,859	7,622	5,541	6,519	3,436	57,924	34,334	30,489
(+) Change in fair value of warrant liabilities	(907)	3,750	(4,447)	(2,280)	(931)	(1,766)	(191)	4,434	(19,836)	6,465	(9,424)
(+) Impairment of right-of-use assets	-	-	186	-	-	866	-	-	283	-	1,052
(+) Loss on impairment of long lived assets	-	63	-	-	-	-	-	-	163	599	-
(+) Acquisition-related transaction costs	-	-	-	-	-	-	-	1,988	5,113	-	-
(+) Transaction bonus	-	-	-	-	-	-	-	-	17,735	-	-
(+) Severance-Non-GAAP	-	-	-	-	-	-	-	993			
Adjusted EBITDA	**$ (10,355)**	**$ (13,637)**	**$ (13,465)**	**$ (7,917)**	**$ (11,414)**	**$ (10,881)**	**$ (8,910)**	**$ (5,433)**	**$ (46,851)**	**$ (48,799)**	**$ (43,677)**
Net cash provided by/(used in) operating activities	**$ (3,547)**	**$ (6,572)**	**$ (12,375)**	**$ (14,431)**	**$ (5,828)**	**$ (7,899)**	**$ (12,833)**	**$ (7,772)**	**$ (68,806)**	**$ (41,456)**	**$ (40,533)**

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Forge Global Holdings, Inc. - Financial Information, Key and Other Business Metrics (Unaudited)

	Q3'23	Q4'23	Q1'24	Q2'24	Q3'24	Q4'24	Q1'25	Q2'25	2022	2023	2024
KEY BUSINESS METRICS ($ in 000s unless otherwise stated)											
Marketplace Solutions											
Marketplace revenues, less transaction-based expenses - LTM	$ 24,203	$ 25,359	$ 29,237	$ 35,020	$ 36,525	$ 36,866	$ 44,328	$ 51,394	$ 40,182	$ 25,359	$ 36,866
Number of trades - LTM	1,853	1,756	2,055	2,438	2,551	2,762	3,120	3,216	2,184	1,756	2,762
Number of trades - Period	567	435	605	831	680	646	963	927	2,184	1,756	2,762
Transaction volume ($B) - LTM	$ 0.76	$ 0.77	$ 0.90	$ 1.17	$ 1.28	$ 1.33	$ 1.76	$ 2.09	$ 1.22	$ 0.77	$ 1.33
Transaction volume ($B) - Period	$ 0.23	$ 0.25	$ 0.26	$ 0.43	$ 0.34	$ 0.30	$ 0.69	$ 0.76	$ 1.22	$ 0.77	$ 1.33
Net take rate - LTM	3.2%	3.3%	3.2%	3.0%	2.9%	2.8%	2.5%	2.5%	3.3%	3.3%	2.8%
Net take rate - Period	3.0%	3.2%	3.2%	2.7%	2.6%	2.8%	2.3%	2.4%	3.3%	3.3%	2.8%
Custody Solutions											
Total custodial accounts (1)	2,023,756	2,078,868	2,152,777	2,211,108	2,281,976	2,376,099	2,508,443	2,598,846	1,871,146	2,078,868	2,376,099
Assets under custody ($B) (1)	$ 15.1	$ 15.6	$ 16.5	$ 16.6	$ 16.6	$ 16.9	$ 17.6	$ 18.1	$ 14.9	$ 15.6	$ 16.9
Custodial client cash ($MM) (2)	$ 518	$ 505	$ 481	$ 495	$ 470	$ 483	$ 460	$ 440	$ 635	$ 505	$ 483
OTHER BUSINESS METRICS											
Distinct private companies transacted in - LTM	154	154	161	159	142	136	139	141			
Distinct private companies transacted in - Period	82	78	64	82	63	67	73	76			
Total number of issuers with IOIs (3)	502	485	543	551	516	535	546	510			

(1) Represents end of period value. Includes both Custody-as-a-Service (as defined in the Company's Form 10-Q) and Alt IRA accounts.
(2) Custodial client cash represents amounts on deposit with financial institutions for the benefit of the Company's custodial accounts. Prior to this Supplemental Information, this metric was called "Custodial cash balance."
(3) Number of distinct companies in whose shares at least one buy or sell IOI, or indication of interest, was created in this period.

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